Statement of Additional Information Supplement dated March 27, 2013
The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, B, C, R, Y, R5 and R6, as applicable, of the Funds listed below:
Invesco American Franchise Fund
Invesco California Tax-Free Income Fund
Invesco Equally-Weighted S&P 500 Fund
Invesco Equity and Income Fund
Invesco Growth and Income Fund
Invesco Pennsylvania Tax Free Income Fund
Invesco S&P 500 Index Fund
Invesco Small Cap Discovery Fund
The following information replaces in its entirety the information appearing in the table under the heading “PORTFOLIO MANAGERS — Investments – Invesco American Franchise Fund” in Appendix H of the Statement of Additional Information. The following table reflects information as of August 31, 2012:

	Dollar Range of	Dollar Range of Investments in	Dollar Range of all Investments in
“Portfolio	Investments in each	Invesco pooled investment	Funds and Invesco pooled
Manager	Fund[1]	vehicles[2]	investment vehicles[3]
Invesco American Franchise Fund
Ido Cohen	$10,001-$50,000	N/A	$100,001-$500,000
Erik Voss	$100,001-$500,000	N/A	$100,001-$500,000”

1	This column reflects investments in a Fund’s shares beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). Beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household.

2	This column reflects portfolio managers’ investments made either directly or through a deferred compensation or a similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund as of the most recent fiscal year end of the Fund.

3	This column reflects the combined holdings from both the “Dollar Range of all Investments in Funds and Invesco pooled investment vehicles” and the “Dollar Range of Investments in each Fund” columns.
ACST SUP-3 032713